SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

     Filed by the Registrant X

     Filed by a Party other than the Registrant

     Check the appropriate box:

     Preliminary Proxy Statement

     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  X  Definitive Proxy Statement

     Definitive Additional Materials

     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               MSB Financial, Inc.
                (Name of Registrant as Specified in its Charter)


     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     X No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:  common
stock,  par  value  $.01  per  share,  of  [Name  of  Corporation]   ("[Name  of
Corporation] Common Stock").

     (2) Aggregate number of securities to which transaction applies: 31,439,655 shares of [Name of Corporation] Common Stock.

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $35.00 (average of high and low prices per share of [Name of Corporation] Common Stock as reported on the Nasdaq Stock Market on July 13, 1998).

     (4) Proposed maximum aggregate value of transaction: $

     (5) Total fee paid: $

     Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                        [MSB FINANCIAL, INC. LETTERHEAD]



                                                               November 6, 1998


Dear Fellow Shareholder:

     On behalf of the Board of Directors and management of MSB Financial, Inc. (the "Corporation"), we cordially invite you to attend the Annual Meeting of Shareholders of the Corporation. The meeting will be held at 10:30 a.m. local time, on Tuesday December 8, 1998 at Schuler's Restaurant, located at 115 South Eagle Street, Marshall, Michigan. This annual meeting will include management's report to you on the Corporation's 1998 financial and operating performance.

     An important aspect of the annual meeting process is the annual shareholder vote on corporate business items. I urge you to exercise your rights as a shareholder to vote and participate in this process. In addition to the election of two directors and the ratification of the appointment of auditors, shareholders are being asked to consider and vote on a proposal to change the state of incorporation of the Corporation from Delaware to Maryland (the "Reincorporation Proposal"). The Board has carefully considered and approved the Reincorporation Proposal and believes for the reasons described in the accompanying proxy statement that the best interests of the Corporation and its shareholders will be served by changing the Corporation's state of incorporation from Delaware to Maryland. Accordingly, your Board of Directors unanimously recommends that you vote for the Reincorporation Proposal.

     We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope provided as promptly as possible. This will save the Corporation additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

     Your Board of Directors and management are committed to the continued success of MSB Financial, Inc., and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                         Very truly yours,




                                         CHARLES B. COOK
                                         President and Chief Executive Officer

                               MSB FINANCIAL, INC.
                              107 North Park Street
                            Marshall, Michigan 49068
                                 (616) 781-5103


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on December 8, 1998


     Notice is hereby given that the Annual Meeting of Shareholders of MSB Financial, Inc. (the "Corporation") will be held at Schuler's Restaurant, located at 115 South Eagle Street, Marshall, Michigan, on December 8, 1998, at 10:30 a.m. local time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon the:

          1.   Election of two directors of the Corporation;

          2. Proposal to change the state of incorporation of the Corporation from Delaware to Maryland;

          3. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Corporation for the fiscal year ending June 30, 1999; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Shareholders of record at the close of business on October 14, 1998, are the shareholders entitled to vote at the Meeting, and any adjournments thereof. A complete list of shareholders entitled to vote at the Meeting will be available for inspection by shareholders at the offices of the Corporation during the ten days prior to the Meeting as well as at the Meeting.

     You are requested to complete, sign and date the enclosed form of Proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                      By Order of the Board of Directors




                                      Charles B. Cook
                                      President and Chief Executive Officer

Marshall, Michigan
November 6, 1998

-------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
-------------------------------------------------------------------------------

                               MSB FINANCIAL, INC.
                              107 North Park Street
                            Marshall, Michigan 49068
                                 (616) 781-5103
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                         To be held on December 8, 1998
                              --------------------


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of MSB Financial, Inc. (the "Corporation") of proxies to be used at the Annual Meeting of Shareholders of the Corporation (the "Meeting"), to be held at Schuler's Restaurant, located at 115 South Eagle Street, Marshall, Michigan, on December 8, 1998 at 10:30 a.m. local time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to shareholders on or about November 6, 1998. Certain of the information provided herein relates to Marshall Savings Bank, F.S.B. (the "Bank"), a wholly-owned subsidiary of the Corporation.

     At the Meeting, shareholders of the Corporation are being asked to consider and vote upon the election of two directors of the Corporation, approval of the proposal to change the state of incorporation of the Corporation from Delaware to Maryland (the "Reincorporation Proposal"), and ratification of the appointment of Crowe, Chizek and Company LLP as the Corporation's independent auditors for the fiscal year ending June 30, 1999.

Proxies and Proxy Solicitation

     If a shareholder properly executes the enclosed proxy distributed by the Corporation, the proxies named will vote the shares represented by that proxy at the Meeting. Where a shareholder specifies a choice, the proxy will be voted in accordance with the shareholder's instructions. Where no specific direction is given, the proxies will vote the shares "FOR" the election of management's nominees for directors of the Corporation, "FOR" adoption of the Reincorporation Proposal and "FOR" the appointment of Crowe, Chizek and Company LLP as auditors for the fiscal year ending June 30, 1999. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     The Corporation maintains an Employee Stock Ownership Plan ("ESOP") which owns approximately 9.53% of the Corporation's common stock and in which employees of the Corporation and the Bank participate. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the trustee of the ESOP how to vote the shares of Common Stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the proxy distributed by the trustee of the ESOP, the ESOP trustee will vote the shares represented by that proxy at the Meeting. Where an ESOP participant specifies a choice, the proxy will be voted in accordance with the ESOP participant's instructions. If no specific direction is given, the ESOP trustee will vote the shares "FOR" the election of management's nominees for directors of the Corporation, "FOR" adoption of the Reincorporation Proposal, and "FOR" the appointment of Crowe, Chizek and Company LLP as auditors for the fiscal year ending June 30, 1999. If other matters are presented at the Meeting, the shares for which proxies have been received will be voted in accordance with the discretion of the proxies. The trustee of the ESOP will vote the unallocated ESOP shares in the same proportion as voted allocated shares.

     Any proxy given pursuant to this solicitation or otherwise may be revoked by the shareholder giving it at any time before it is voted by delivering to the Secretary of the Corporation at the above address, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of common stock of the Corporation, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy.

     The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and employees of the Corporation and the Bank may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

Voting Rights; Vote Required

     Shareholders of record as of the close of business on October 14, 1998 (the "Voting Record Date") will be entitled to one vote on each matter presented for a vote at the Meeting for each share of common stock, par value $.01 per share, of the Corporation ("Common Stock") then held. Such vote may be exercised in person or by a properly executed proxy as discussed above. Directors shall be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Approval of the Reincorporation Proposal requires the affirmative vote of a majority of the shares outstanding. Appointment of Crowe, Chizek and Company LLP as auditors for the year ending June 30, 1999 requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter.

     With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Abstentions on the Reincorporation Proposal or to ratify Crowe, Chizek and Company LLP as the Corporation's auditors will have the effect of a negative vote. A broker non-vote (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons as to certain proposals on which such beneficial owners or persons are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary power to vote without such instructions) will have no effect on the outcome of the election of directors or ratification of auditors but will have the effect of a negative vote on the Reincorporation Proposal.

Voting Securities and Principal Holders Thereof

     As of the Voting Record Date, the Corporation had 1,332,941 shares of Common Stock issued and outstanding. The following table sets forth, as of the Voting Record Date, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Corporation's Common Stock and (ii) all directors and executive officers as a group. See "Proposal I - Election of Directors" for information regarding share ownership of the Corporation's Directors and Chief Executive Officer.


                                                               Shares          Percent
                                                            Beneficially          of
                         Beneficial Owners                    Owned(1)          Class
MSB Financial, Inc. Employee Stock Ownership Plan(2)           127,074          9.53%
107 North Park Street
Marshall, Michigan  49068
WILMOCO Capital Management, L.L.C.(3)                          120,538          9.04%
300 River Place, Suite 5350
Detroit, Michigan 48207
Mr. Charles B. Cook(4)                                         108,745          7.96%
107 North Park Street
Marshall, Michigan 49068
Mr. Richard L. Dobbins (5)                                      69,757          5.18%
107 North Park Street
Marshall, Michigan 49068
Directors and executive officers of the Corporation and        409,127         28.20%
the Bank as a group (7 persons)(6)

  (Footnotes begin on the following  page.)

-------------------------------------

(1) All amounts in this column have been adjusted to reflect the 10% stock dividend paid by the Corporation on August 31, 1998 (the "10% Stock Dividend") and the two-for-one stock split paid by the Corporation in the form of a 100% stock dividend on August 7, 1997 (the 100% Stock Dividend, and together with the 10% Stock Dividend, the "Stock Dividends").

(2) Represents shares held by the MSB Financial, Inc. Employee Stock Ownership Plan (the "ESOP"), 57,074 shares of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of Common Stock allocated to his or her account. First Bankers Trust Company, N.A., Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants. Unallocated shares will be voted in the same proportion as the voted allocated shares.

(3) Based on information included in a Schedule 13D filed by WILMOCO Capital Management, L.L.C. (the "WILMOCO"), W. Howard Morris, and Carl B. Smalls with the Securities and Exchange Commission on February 17, 1998 (adjusted for the 10% Stock Dividend). Mr. Morris, the President and Chief Investment Officer, and Mr. Smalls, the Senior Vice President, are the executive officers and only members of WILMOCO, an investment advisor and fund manager. WILMOCO reported sole voting and investment power with respect to all shares of Common Stock reported in its Schedule 13D.

(4) Mr. Cook has reported sole voting and investment power with respect to such shares. Included in the shares beneficially owned by Mr. Cook are options to purchase 33,246 shares of Common Stock.

(5) Mr. Dobbins has reported sole voting investment power with respect to such shares. Included in the shares beneficially owned for Mr. Dobbins are option to purchase 14,458 shares of common stock.

(6) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes options to purchase 116,813 shares of Common Stock granted to directors and executive officers which are either currently exercisable or excisable within 60 days of the Voting Record Date.


                       PROPOSAL I -- ELECTION OF DIRECTORS

     The Corporation's Board of Directors is composed of seven members. Approximately one-third of the directors are elected annually to serve for a three-year term or until their respective successors are elected and qualified.

     The following table sets forth certain information, as of the Voting Record Date, regarding the composition of the Corporation's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "For" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected. See "Proposal II -Reincorporation Proposal - Principal Features of the Reincorporation Proposal."

                                                                                 Term               Shares        Percent
                                    Position(s) Held                 Director     to             Beneficially       of
           Name            Age(1)  in the Corporation               Since(2)    Expire             Owned(3)        Class
          ------           ------  --------------------            ----------  --------           ----------       -----

                                   NOMINEES

Aart VanElst                 94    Chairman of the Board               1967       2001              23,794         1.77%
John W. Yakimow              58    Director                            1980       2001              64,547         4.79%

                                   DIRECTORS CONTINUING IN OFFICE

Richard L. Dobbins           53    Director                            1979       2000              69,757         5.18%
Martin L. Mitchell           47    Director                            1986       2000              62,546         4.64%
Charles B. Cook              50    President and Chief Executive       1974       1999             108,745         7.96%
                                   Officer
Karl F. Loomis               50    Director                            1995       1999              24,233         1.80%
J. Thomas Schaeffer          53    Director                            1989       1999              55,505         4.12%


(Footnotes begin on the following page.)

----------------------------

(1)  At June 30, 1998.

(2)  Includes service as a director of the Bank.

(3) The nature of beneficial ownership for shares reported in this column is sole voting and investment power. All amounts reported under this column have been adjusted for the Stock Dividends. Included in the shares beneficially owned by the named individuals are options to purchase shares of Common Stock as follows: Mr. VanElst - 14,458 shares; Mr. Yakimow - 14,457; Mr. Dobbins - 14,458 shares; Mr. Mitchell - 14,457 shares; Mr. Cook
     - 33,246 shares; Mr. Loomis - 11,280 shares; and Mr. Schaeffer - 14,457 shares.


     The business experience of each director of the Corporation for at least the past five years is set forth below.

     Aart VanElst. Mr. VanElst has been Chairman of the Board of Directors of the Corporation since April 1995. Mr. VanElst is a retired oil jobber, having owned several retail service stations and a fuel oil delivery business in the Marshall, Michigan area. Mr. VanElst retired in 1979.

     John W. Yakimow. Mr. Yakimow recently retired as the General Manager of Corporate Research and Development at Eaton Corporation located in Marshall, Michigan. Mr. Yakimow had been employed by Eaton since 1971.

     Richard L. Dobbins. Mr. Dobbins is a partner in the law firm of Dobbins, Beardslee & Grinage, P.C., with offices in Marshall and Concord, Michigan. Mr. Dobbins' law firm may act as counsel to the Bank.

     Martin L. Mitchell. Mr. Mitchell is the Vice President of Program, Starr Commonwealth, a human services organization located in Albion, Michigan. Mr. Mitchell joined Starr in 1970.

     Charles B. Cook. Mr. Cook is President and Chief Executive Officer of the Corporation and the Bank. He has served in such capacities with the Corporation since its incorporation in September 1994. Mr. Cook has been employed by the Bank since 1973 and was named Chief Executive Officer of the Bank in 1974. In 1980 he was named President of the Bank.

     Dr. Karl F. Loomis. Dr. Loomis has been a laboratory director and pathologist since 1983 at Regional Medical Laboratories, Inc., a laboratory testing facility located in Battle Creek, Michigan. Dr. Loomis has served as President and Chief Executive Officer of Regional Medical Laboratories, Inc. since 1987.

     J. Thomas Schaeffer. Mr. Schaeffer is a partner in the law firm of Schaeffer, Meyer & MacKenzie located in Marshall, Michigan. Mr. Schaeffer's law firm acts as general counsel to the Bank.

Meetings and Committees of the Boards of Directors

     Meetings and Committees of the Corporation. Meetings of the Corporation's Board of Directors are generally held on a monthly basis. For the fiscal year ended June 30, 1998, the Board of Directors met 14 times. During fiscal 1998, no incumbent director of the Corporation attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which they served.

     The Board of Directors of the Corporation has standing Executive, Audit, Compensation and Nominating Committees.

     The Corporation's  Executive  Committee  generally acts in lieu of the full
Board of Directors between board meetings. This committee is responsible for formulating and implementing policy decisions, subject to review by the entire Board of Directors. The Executive Committee is composed of President Cook and Directors VanElst, Dobbins and Schaeffer. The Executive Committee did not meet during fiscal 1998.

     The Corporation's Audit Committee is responsible for the review of the Corporation's annual audit report prepared by the Corporation's independent auditors. The review includes a detailed discussion with the independent auditors and recommendation to the full Board concerning any action to be taken regarding the audit. All non-employee directors of the Corporation serve on this Committee. In fiscal 1998, this committee did not meet at the Corporation level; however, the subsidiary Bank's audit committee, which serves the same function and has the identical makeup, met once during fiscal 1998.

     The Compensation Committee is currently composed of Directors Loomis, Mitchell, VanElst and Yakimow. This Committee is responsible for administering the 1995 Stock Option and Incentive Plan and the 1997 Stock Option and Incentive Plan (collectively the "Stock Option Plans") and the Recognition and Retention Plan (the "RRP"). This Committee met twice during fiscal 1998.

     The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Bylaws of the Corporation. Pursuant to the Corporation's Bylaws, nominations by shareholders must be delivered in writing to the Secretary of the Corporation at least 30 days prior to the date of the annual meeting; provided, however, that in the event less than 40 day's notice of the date of the annual meeting is given or made to shareholders, such nominations by shareholders must be delivered to the Corporation no later than the close of business on the 10th day following the date on which the proxy statement was mailed.

     Meetings of the Bank. The Bank's Board of Directors meets at least monthly and held 13 meetings during fiscal 1998. During fiscal 1998, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

Director Compensation

     Non-employee directors of the Corporation and the Bank receive compensation for their service as directors. The Corporation paid its non-employee directors a $300 monthly retainer, plus additional fees of $200 for each regular and special board meeting attended during fiscal 1998. During the same period, the Bank's non-employee directors received a $300 monthly retainer, plus additional fees of $450 (except for the Chairman of the Board who received $500) and $250 for each regular and special board meeting attended, respectively. Each non-employee Bank board member was also paid an additional $75 for each committee meeting attended, except for attendance at Nominating Committee meetings for which no fees are paid.

     The Corporation has entered into Deferred Fee Agreements ("DFA") with certain of its non-employee directors. Under the DFAs, each non-employee director may make an annual election to defer receipt of all or a portion of his monthly director fees into a deferral account established by the Corporation on its books. The deferred amounts allocated to the deferral account will be credited with interest at the rate equal to the rate on high grade long-term bonds. The DFAs are unfunded, non-qualified agreements which provide for distribution of the amount deferred upon retirement, disability or a change in control of the Corporation (as those terms are defined in the DFA) to participants or their designated beneficiaries. In addition, each participant is entitled to a death benefit payment of approximately $31,000, payable monthly over 15 years to designated beneficiaries. Life insurance on the plan participants has been purchased by the Corporation to fund the benefits that will be payable under these plans.

     J. Thomas Schaeffer, a director of the Corporation and the Bank, is a partner in the law firm of Schaeffer, Meyer & MacKenzie, which firm acts as general counsel to the Bank. The legal fees received by the law firm for professional services rendered to the Bank during the fiscal year ended June 30, 1998 did not exceed 5% of the firm's gross revenues. Richard L. Dobbins, a director of the Corporation and the Bank, is a partner in the law firm of Dobbins, Beardslee & Grinage, P.C. Such firm acts, from time to time, as counsel to the Bank. The legal fees received by the law firm from professional services rendered to the Bank during the fiscal year ended June 30, 1998 did not exceed 5% of the firm's gross revenues.

     Non-employee directors also received compensation during fiscal 1998 of $250 for attendance at educational and training seminars in connection with their service as members of the Bank's Board of Directors.

     The Bank pays the premiums on a $15,000 face value life insurance policy on behalf of each of the non-employee directors, with the exception of Chairman VanElst who is ineligible under the policy due to his age.

Executive Compensation

     The following table sets forth information concerning the compensation paid or granted to the Corporation's Chief Executive Officer for the years indicated. No other officer made in excess of $100,000 during fiscal 1998.


                                               Summary Compensation Table
                                                                                         Long Term
                                                                                       Compensation
                                                   Annual Compensation                    Awards


                                                                   Other Annual    Restricted                All Other
Name and Principal Position      Year      Salary       Bonus      Compensation       Stock     Options    Compensation
                                             ($)         ($)          ($)(2)      Award ($)(3)   (#)(4)         ($)

Charles B. Cook, President,      1998     $107,293(1)    $25,000       ---           ---           9,693      $25,157(5)
Chief Executive Officer and      1997      105,375(1)     20,000       ---           ---             ---       21,112
Director                         1996       99,425(1)     20,000       ---         $115,520       39,710       35,444


(1) Includes $1,293, $3,375 and $1,425 paid to President Cook for appraisal services rendered to the Bank on construction loans during fiscal 1998, 1997 and 1996, respectively.

(2) Mr. Cook did not receive any additional benefits or perquisites which exceeded, in the aggregate, the lesser of 10% of his salary and bonus, or $50,000.

(3) Represents the dollar value of 7,220 shares (15,884 shares, as adjusted for the Stock Dividends) of restricted Common Stock granted to Mr. Cook (based on the $16.00 ($7.27, as adjusted for the Stock Dividends) closing price per share of the Common Stock on October 24, 1995, the date of grant). The shares of restricted stock vest in five equal annual installments (the first installment having vested on October 24, 1996), provided the individual maintains "Continuous Service" (as defined in the RRP) with the Corporation and/or the Bank. All dividends paid on the restricted shares of Common Stock are held in a restricted interest-bearing account until such shares are no longer subject to restriction. At June 30, 1998, 9,530 shares of Common Stock (adjusted for the Stock Dividends) were still subject to restrictions. Based on $15.00, the average of the closing bid and asked prices per share of the Common Stock on June 30, 1998 (as adjusted for the Stock Dividends), the 9,530 remaining restricted shares held by Mr. Cook had an aggregate market value of $142,920.

(4) The number of shares subject to the options have been adjusted in the table, as appropriate, to reflect the Stock Dividends.

(5) Represents the Bank's payment of medical and life insurance premiums of approximately $5,684, as well as the Bank's contributions to its 401(k) Plan of $3,780 and to the ESOP of $15,693 on behalf of Mr. Cook.


     The following table sets forth certain information concerning stock options granted by the Corporation to Mr. Cook during fiscal 1998. No stock appreciation rights were granted during fiscal 1998.


                                           Option Grants in Last Fiscal Year
                                                   Individual Grants

                                                Number of              % of Total
                                                Securities              Options           Exercise or
                                                Underlying             Granted to            Base
                                             Options Granted           Employees             Price         Expiration
                  Name                            (#)(1)             in Fiscal Year        ($/Sh)(1)          Date

Charles B. Cook                                  6,600(2)                 100%              $16.36          10/28/07
                                                 3,093(3)                 100                15.45          06/16/08

(1)  Adjusted to reflect the 10% Stock Dividend.

(2) This option was fully exercisable as of the date of grant (October 28, 1997).

(3) This option is exercisable in two installments: 2,820 shares subject to the option were exercisable on the date of grant (June 16, 1998) and the remaining shares subject to the option are exercisable on June 16, 1999.


     The following table sets forth certain information concerning the aggregate number and value of stock options held by Mr. Cook at June 30, 1998. No stock appreciation rights have been granted by the Corporation to date.


                          Aggregate Options Exercised in Last Fiscal Year and FY-End Option Values
                                                           Number of Securities                 Value of Unexercised
                                                          Underlying Unexercised                In-the-Money Options
                                                          Options at FY-End (#)(1)                 FY-End ($)(1)(2)

                          Shares
                        Acquired on       Value
                         Exercise       Realized
        Name                (#)            ($)


                                                      Exercisable     Unexercisable        Exercisable      Unexercisable
Charles B. Cook             ---            ---           25,304            24,099           $125,483           $188,225


(1) The number of securities underlying options and the exercise price of such options have been adjusted for the Stock Dividends.

(2) Represents the aggregate market value of the stock options as of June 30, 1998. The market value per share of the stock options is the difference between the market price per share of the Common Stock less the exercise price of the stock options.

Employment Agreement

     The Bank has an employment agreement with President Cook. The agreement provides for an annual base salary in an amount not less than the Mr. Cook's current salary and an initial term of three years. The agreement also provides for annual extensions of one year, in addition to the then-remaining term thereunder, on each anniversary of the effective date of the agreement (i.e., each February 6), subject to a formal performance evaluation performed by disinterested members of the Bank's Board of Directors. The agreement terminates upon the employee's death, for cause, in certain events specified by OTS regulations, or by Mr. Cook upon 90 days notice to the Bank. For the year ended June 30, 1998, the disinterested members of Bank's Board of Directors authorized the extension of President Cook's employment agreement for an additional year.

     The employment agreement provides for payment to Mr. Cook of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code") to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition of control of 10% of the Corporation's common stock. The agreement guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

     Based on his current compensation, if Mr. Cook was terminated as of June 30, 1998, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $317,000.

Certain Transactions

     The Corporation has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. Loans to all officers and directors must be approved by two-thirds of the disinterested directors and loans to employees must be approved by the Bank's loan committee. All loans to executive officers and directors were made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Corporation's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

                     PROPOSAL II -- REINCORPORATION PROPOSAL

     The Board of Directors of the Corporation has unanimously approved, subject to shareholder approval, a proposal to change the Corporation's state of incorporation from Delaware to Maryland by means of a merger (the "Merger") of the Corporation with and into MSB Financial, Inc., a Maryland corporation ("MSB Maryland"), a newly formed, wholly-owned subsidiary of the Corporation (the "Reincorporation Proposal"). The principal office of MSB Maryland is 107 North Park Street, Marshall, Michigan 49068, telephone (616) 781-5103. MSB Maryland will be the surviving corporation, the effect of which will be a change in the law applicable to the Corporation's corporate affairs from the Delaware General Corporation Law ("Delaware Law") to the Maryland General Corporation Law ("Maryland Law"), including certain differences in shareholders' rights. See "-Comparison of Shareholder Rights."

     The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between Delaware Law and Maryland Law. This summary is not intended to be a complete description of the Reincorporation Proposal or the differences between shareholders' rights under Delaware Law or Maryland Law, and is qualified in its entirety by reference to
(i) the Plan of Reorganization and Agreement of Merger dated October 28, 1998 between the Corporation and MSB Maryland (the "Merger Agreement") attached hereto at Annex I, (ii) the Articles of Incorporation of MSB Maryland (the "New Charter") attached hereto at Annex II, and (iii) the Bylaws of MSB Maryland (the "New Bylaws") attached hereto at Annex III. Copies of the Corporation's Certificate of Incorporation (the "Present Charter") and Bylaws (the "Present Bylaws") are available for inspection at the Corporation's executive office, and copies will be provided to shareholders upon request.

     The Corporation's Board of Directors has unanimously approved the Reincorporation Proposal and, for the reason set forth below, believes that the best interests of the Corporation and its shareholders will be served by changing the Corporation's state of incorporation from Delaware to Maryland. The Corporation's shareholders are being asked to approve the Reincorporation Proposal (including the adoption of the Merger Agreement and the approval of New Charter and New Bylaws) at the Annual Meeting. The Board of Directors
unanimously recommends that the Corporation's shareholders approve the Reincorporation Proposal.

     Approval of the Reincorporation Proposal by the Corporation's shareholders will constitute adoption of the Merger Agreement and approval of the Merger, the New Charter and the New Bylaws. Pursuant to the terms of the Merger Agreement, the New Charter and New Bylaws will replace the Present Charter and Present Bylaws as the charter documents affecting corporate governance and shareholders' rights. See "-Comparison of Shareholder Rights." Accordingly, shareholders are urged to read carefully this Proxy Statement and the Annexes attached hereto.

Principal Features of the Reincorporation Proposal

     At the Effective Date of the Merger (as defined in the Merger Agreement), the separate existence of the Corporation will cease and MSB Maryland, as the surviving corporation, will succeed to all business, properties, assets and liabilities of the Corporation. Each share of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Date will by virtue of the Merger be converted into one share of common stock, par value $.01 per share, of MSB Maryland ("MSB Maryland Common Stock"). At the Effective Date, certificates which immediately prior to the Effective Date represented shares of Common Stock of the Corporation will be deemed for all purposes to represent the same number of shares of MSB Maryland Common Stock. It will not be necessary for shareholders of the Corporation to exchange their existing stock certificates for stock certificates of MSB Maryland. However, when outstanding certificates representing shares of Common Stock of the Corporation are presented for transfer after the Merger, new certificates representing shares of MSB Maryland Common Stock will be issued. New certificates will also be issued upon the request of any shareholder, subject to normal requirements as to proper endorsement, signature, guarantee, if required, and payment of applicable taxes, if any.

     Following consummation of the Merger, MSB Maryland's Common Stock will be listed for trading on The Nasdaq Stock Market, the market on which the Common Stock of the Corporation is currently listed for trading. MSB Maryland's Common Stock will be listed under the symbol "MSBF", the same symbol as the Corporation's current symbol. Delivery of existing stock certificates representing Common Stock of the Corporation will constitute "good delivery" of shares of MSB Maryland in transactions subsequent to the Effective Date of the Merger.

     Approval of the Reincorporation Proposal will effect a change in the legal domicile of the Corporation and certain other changes of a legal nature, as described in this Proxy Statement. Reincorporation of the Corporation will not, in and of itself, result in any change in the name, business, management, location of the principal executive offices, assets, liabilities or shareholders' equity of the Corporation. The number of directors comprising the Board of Directors of MSB Maryland will be seven initially, each of whom is currently a director of the Corporation. The chief executive officer of MSB Maryland is currently serving as the chief executive officer of the Corporation. Shareholders should note that approval of the Reincorporation Proposal will constitute ratification of all of the currently serving directors of MSB Maryland. See "--Comparison of Shareholder Rights--Board of Directors."

     Pursuant to the terms of the Merger Agreement, each option to purchase Common Stock of the Corporation outstanding immediately prior to the Effective Date of the merger under the Corporation's Stock Option Plans will become an option to purchase MSB Maryland Common Stock, subject to the same terms and conditions as set forth in the Stock Option Plans or other agreements pursuant to which such option was granted. All other employee benefit plans and other agreements and arrangements of the Corporation will be continued by MSB Maryland upon the same terms and subject to the same conditions. Approval of the Reincorporation Proposal will constitute approval by the shareholders of the Corporation of MSB Maryland's assumption of the Stock Option Plans and the other employee benefit plans and arrangements of the Corporation.

     Upon approval of the Reincorporation Proposal by the Corporation's shareholders, the proposed reorganization will be consummated at such time as the Boards of Directors of the Corporation and MSB Maryland determine is advisable. The Merger Agreement provides, however, that the Merger may be abandoned by the Board of Directors of either the Corporation or MSB Maryland prior to the Effective Date, either before or after shareholder approval. In addition, the Merger Agreement may be amended prior to the Effective Date, either before or after shareholder approval; provided, however, that the Merger Agreement may not be amended after shareholder approval if such amendment would
(i) alter or change the amount or kind of shares or other consideration to be received by shareholders in the Merger, (ii) alter or change any term of the New Charter, (iii) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the shareholders, or (iv) otherwise violate applicable law.

Purpose for Proposed Reincorporation

     The primary purpose for reincorporating in Maryland is that the franchise tax and related fees that the Corporation pays as a Delaware corporation are significantly higher than the comparable fees for a Maryland corporation. Management of the Corporation estimates that reincorporation in Maryland will save the Corporation approximately $30,000 annually in franchise taxes. Additionally, after considering the advantages and disadvantages of the Reincorporation Proposal, including the differences between Delaware Law and Maryland Law, the Board of Directors concluded that the benefits of being incorporated in Maryland out weigh the benefits and detriments of remaining in Delaware, including the continuing expense of Delaware's annual franchise tax. In light of the foregoing, the Board of Directors of the Corporation believes that the best interests of the Corporation and its shareholders will be served by changing the Corporation's state of incorporation from Delaware to Maryland. See "--Comparison of Shareholder Rights" and "--Possible Disadvantages of the Reincorporation Proposal."

Comparison of Shareholder Rights

     Upon consummation of the Merger, the Corporation will be governed by Maryland Law and by the New Charter and New Bylaws. The New Charter and New Bylaws are substantially similar to the Present Charter and Present Bylaws of the Corporation with respect to material provisions. Differences between the New Charter and New Bylaws and the Present Charter and Present Bylaws are primarily the result of differences between Delaware Law and Maryland Law. Significant provisions of the New Charter and New Bylaws and certain important differences between such new charter documents and the present charter documents of the Corporation are discussed below. In addition, although it is impracticable to compare all of the aspects in which Maryland Law and Delaware Law differ, the following is a summary of certain significant differences between the provisions of these laws. For purposes of this section, the "Corporation" shall refer to MSB Financial, Inc. incorporated under Delaware Law and/or under Maryland Law, as the context indicates.

     The following discussion is not intended to be a complete statement of the differences affecting the rights of shareholders, but rather summarizes material differences and certain important similarities. The discussion is qualified in its entirety by reference to the New Charter and New Bylaws which are attached at Annexes II and III, respectively, to this Proxy Statement, and the Present Charter and Present Bylaws, copies of which are available for inspection at the Corporation's executive office or will be provided to shareholders upon request.

     Capital Stock. The Corporation's authorized capital stock consists of 4,000,000 shares of Common Stock and 2,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"). No shares of Preferred Stock of the Corporation have been issued. As of October 14, 1998, 1,332,941 shares of Common Stock are issued and outstanding. The capitalization of MSB Maryland and provisions of the New Charter setting the terms of the MSB Maryland Common Stock are unchanged from the Present Charter.

     The Present Charter authorizes the Board of Directors to issue Preferred Stock from time to time in one or more series subject to applicable provisions of law, and the Board of Directors is authorized to fix the designations, powers, preferences and relative participating, optional and other special rights of such shares, including voting rights (which could be multiple or as a separate class) and conversion rights. The Corporation also has a substantial number of authorized but unissued shares of Common Stock available for issuance. The authorized but unissued and unreserved shares of Common Stock are available for general corporate purposes, including but not limited to possible issuance as stock dividends or stock splits, in future mergers or acquisitions, under a cash dividend reinvestment and stock purchase plan, in a future underwritten or other public offering, or under a stock based employee plan. The authorized but unissued shares of Preferred Stock are similarly available for issuance in future mergers or acquisitions, in a future underwritten public offering or private placement or for other general corporate purposes. Except as required by law or as otherwise required to approve the transaction in which the additional authorized shares of Common Stock or authorized shares of Preferred Stock would be issued, no shareholder approval is required for the issuance of these shares. Accordingly, the Board of Directors of the Corporation, without shareholder approval, can issue Preferred Stock with voting and conversion rights which could adversely affect the voting power of the holders of Common Stock. The Board of Directors of MSB Maryland will have similar rights and powers under the New Charter.

     As of the date of this Proxy Statement, management is not aware that any person or group has indicated an intention or desire to institute a takeover of the Corporation. In addition, the Board of Directors has no present plans or understandings for the issuance of any Preferred Stock and does not intend to issue any Preferred Stock except on terms which the Board deems to be in the best interests of the Corporation and its shareholders.

     Limitation of Voting Rights. A provision in both the Present Charter and the New Charter limits any record owner of any outstanding common stock which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of shareholders entitled to vote on any matter, beneficially owns in excess of 10% of the then outstanding shares of common stock, from voting shares in excess of the 10% limit. Beneficial ownership is to be determined pursuant to Rule 13d-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, and, in any event, includes shares beneficially owned by any affiliate of such person, shares which such person or his affiliates have the right to acquire upon the exercise of options and shares as to which such person and his affiliates have or share investment or voting power. No director or officer of the Corporation (or any affiliate of any such director or officer), however, shall, solely by reason of any or all of such directors or officers acting in their capacities as such, be deemed to beneficially own any Corporation common stock beneficially owned by any other such director or officer (or any affiliate thereof), and furthermore, no employee stock ownership or similar plan of the Corporation or its subsidiary or any trustee with respect thereto (or any affiliate of such trustee) shall, solely by reason of such capacity of such trustee, be deemed to beneficially own any Corporation common stock held under any such plan.

     This limitation would not inhibit any person from soliciting proxies from other beneficial owners for more than 10% of the common stock or from voting such proxies. The Boards of Directors of the Corporation and MSB Maryland believe that this provision will help assure that a change in control of the Corporation does not occur without the consent of the Board of Directors and/or shareholders of the Corporation and will encourage any person who seeks to acquire control of the Corporation to do so by a negotiated transaction rather than through a hostile takeover attempt. This provision also could be utilized in a proxy contest or other solicitation to defeat a proposal that is desired by a majority of the shareholders.

     Payments of Dividends. The ability of the Corporation to pay dividends on its capital stock is limited only by certain restrictions imposed on Delaware corporations generally. Under Delaware Law, dividends may be declared and paid out of capital surplus, or, in case there is no capital surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. The Corporation's principal source of funds consists of dividends, if any, from the Bank, which are subject to OTS regulations. Current OTS regulations require the Bank to give the OTS 30 days' advance notice of any proposed declaration of dividends to the Corporation, and the OTS has the authority under its supervisory powers to prohibit the payment of dividends to the Corporation.

     After the Merger, the ability of the Corporation to pay dividends on its capital stock will be limited by certain restrictions imposed on Maryland corporations generally. Under Maryland Law, dividends may be declared and paid out of capital surplus, provided that no dividends may be paid if, after giving effect to the distribution (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distributions, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights on dissolution are superior to those receiving the distribution. The Bank will be subject to the same OTS restrictions applicable to the payment of dividends to MSB Maryland as it is with respect to the Corporation.

     To the extent that dividends by the Bank to the Corporation, before or after the Merger, exceed the accumulated earnings and profits of the Bank as computed for federal income tax purposes, such distributions will be treated for tax purposes as being made out of its bad debt reserve and will thereby give rise to taxable income. The Corporation does not have any intention to cause the Bank to pay dividends in amounts that would involve recapture of its bad debt reserves.

     Board of Directors. Both the Present Charter and Present Bylaws and the New Charter and New Bylaws require the Board of Directors of the Corporation to be divided into three classes as nearly equal in number as possible and that the members of each class shall be elected for a term of three years and until their successors are elected and qualified, with one class being elected annually.

     Set forth below are the names of the directors of MSB Maryland and the term of office for each of such persons. All such individuals presently serve as directors of the Corporation. By voting in favor of the Reincorporation Proposal, the Corporation's shareholders will be deemed to have approved of such persons as directors of MSB Maryland without further action and without changes in the classes or terms. For additional information concerning these directors, see "Proposal I - Election of Directors."


Name                                                             Term to
                          Position(s) Held in the Corporation    Expire

Charles B. Cook           President and Chief Executive Officer   1999
Karl F. Loomis            Director                                1999
J. Thomas Schaeffer       Director                                1999
Richard L. Dobbins        Director                                2000
Martin L. Mitchell        Director                                2000
Aart VanElst              Chairman of the Board                   2001
John W. Yakimow           Director                                2001

     Cumulative Voting. Neither the Present Charter and Present Bylaws, nor the New Charter and New Bylaws permit cumulative voting. Cumulative voting entitles each shareholder to vote as many votes as he or she has shares of Common Stock, multiplied by the number of directors to be elected at any shareholder meeting; the shareholder may cast all votes for a single nominee or may distribute votes among as many nominees as such shareholder chooses. Cumulative voting may allow holders of a significant minority of a corporation's stock to assure the election of one or more directors.

     Removal of Directors. The Present Charter and the New Charter provide that a director or the entire Board of Directors may be removed for cause by the affirmative vote of not less than 80% of the voting power of all of the then outstanding shares entitled to vote at an election of directors.

     Board Vacancies. Under the Present Bylaws vacancies occurring on the Board of Directors may only be filled by a majority vote of the remaining directors. Directors so elected serve until the term of office of the class to which they have been elected expires.

     Under the New Bylaws any vacancies on the Board of Directors shall be filled only by a majority vote of the directors then in office. In accordance with Maryland Law a director so chosen by the remaining directors shall hold office until the next succeeding annual meeting of stockholders, at which time the stockholders shall elect a director to hold office for the balance of the time then remaining.

     "Non-Shareholder Constituency" Provision. The Present Charter contains a provision that the Board of Directors may, in connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its shareholders, give due consideration to all relevant factors, including, without limitation, the social and economic effect of acceptance of such offer on the Corporation's present and future customers and employees and those of its subsidiaries; on the communities in which the Corporation and its subsidiaries operate or are located; on the ability of the Corporation to fulfill its corporate objectives as a financial institution holding company and on the ability of its subsidiary financial institution to fulfill the objectives of a federally insured financial institution under applicable statues and regulations when evaluating any offer of another person to (i) make a tender or exchange offer for any equity security of the Corporation, (ii) merge or consolidate the Corporation with another corporation or entity or (iii) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation. The New Charter contains a similar provision.

     Limitations on Director and Officer Liability; Indemnification. The New Charter and the Present Charter both contain a provision that eliminates or limits a director's personal liability for monetary damages for breach of his or her fiduciary duty, subject to certain limitations. The Present Charter provides that a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of Delaware Law which imposes liability on directors for unlawful payment of dividends or unlawful stock repurchases, or (iv) for any transaction from which the director derived an improper personal benefit. The New Charter provides that an officer or director of the Corporation, as such, shall not be liable to the Corporation or its shareholders for money damages, except (a) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services for the amount of the benefit or profit in money, property or services actually received; (b) to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or (c) to the extent otherwise required by Maryland Law. The Present Charter and the New Charter each provide that if the law of the appropriate jurisdiction is subsequently amended to eliminate or limit liability with respect to these actions, then the liability of the directors and/or officers shall be eliminated or limited to the fullest extent of the law.

     The indemnification provisions contained in the Present Charter and the New Charter, as governed by Delaware Law and Maryland Law, respectively, are similar. Both provisions generally allow for indemnification of officers and directors to the fullest extent permitted by law. In general, Maryland Law and Delaware Law permit a corporation to provide complete indemnification - settlements, judgments and expenses actually and reasonably incurred - in proceedings other than derivative actions (i.e., actions brought against such persons by or on behalf of the corporation), subject to certain statutory limitations. Under Delaware Law indemnification is permitted if the indemnitee acted in good faith and in a manner the person reasonably believed to be in the corporation's best interest, and in a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. Under Maryland Law, indemnification is permitted unless the individual acted in bad faith or with active and deliberate dishonesty, actually received an improper personal benefit in money, property or services, or in the case of a criminal proceeding had reasonable cause to believe that the conduct was unlawful.

     Maryland Law also generally permits indemnification for amounts paid in settlement (including expenses) of derivative suits, whereas the Delaware Law permits indemnification of expenses only. Maryland Law and Delaware Law both, however, prohibit such indemnification if the proposed indemnitee is adjudged liable to the corporation, except upon application to a court which determines such person is reasonably entitled to such indemnification. The rights to indemnification and to the advancement of expenses are not exclusive of any other right which any person may have or hereafter acquire under any statute, the New Charter, the New Bylaws, agreement, vote of shareholders or directors, or otherwise. Although the Corporation has no current plans to provide for indemnification rights which are more extensive than currently provided, additional rights may be considered in the future.

     Conduct of Business; Notice Requirements for Shareholder Nominations and Shareholder Proposals. The Present Bylaws and the New Bylaws both generally provide that, at any annual meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) by any shareholder of the Corporation who is entitled to vote with respect thereto and who complies with the notice procedures set forth in the bylaws.

     The Present Bylaws generally provide that any shareholder desiring to nominate candidates for election as directors must deliver written notice to the Secretary of the Corporation which must be received at the executive offices of the Corporation at least 30 days prior to the date of the meeting. The Present Bylaws also generally provide that any shareholder desiring to make a proposal for new business at a meeting of shareholders must deliver written notice to the Secretary of the Corporation which must be received at the executive offices of the Corporation at least 60 days prior to the anniversary of the preceding year's annual meeting. In all cases such written notice must be in the form prescribed by the Present Bylaws.

     The New Bylaws generally provide that any shareholder desiring to nominate candidates for election as directors or to make a proposal for new business at a meeting of shareholders must submit written notice (in the form prescribed in the New Bylaws) not less than 90 days or more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which notice of the date of annual meeting was mailed or public announcement of the date of such meeting is first made.

     Adequate advance notice of shareholder proposals and nominations gives management time to evaluate such proposals and nominations and to determine whether to recommend to the shareholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's proposals or nominations if shareholders believe such proposals or nominations are not in their best interests.

     Shareholders' Inspection Rights. Under Delaware Law a shareholder may inspect the corporation's stock ledgers, the shareholders' list and its other books and record for any purpose reasonably related to such person's interest as a shareholder. Maryland Law provides that the corporation's books of account, its stock ledger and the shareholders' list may be inspected only by one or more persons who together have been shareholders of record for at least six months and who together hold at least 5% of the outstanding stock of any class.

     Special Meetings of Shareholders. The Present Charter and Present Bylaws provide that special meetings of shareholders may only be called by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies on the Board of Directors (the "Whole Board"). Shareholders are not authorized to call a special meeting.

     The New Bylaws provide that special meetings of shareholders may be called by the President, by the Board of Directors pursuant to a resolution adopted by the Whole Board or by the Secretary of the Corporation at the written request of shareholders entitled to cast at least a majority of all the votes entitled to be cast at such meeting.

     Shareholder Action Without a Meeting. The Present Charter, as permitted under Delaware Law, provides that shareholder action may be taken only at a special or annual meeting of shareholders and not by written consent. Maryland Law and the New Bylaws provide that any action to be taken or which may be taken at any annual or special meeting may be taken, without a meeting if a consent in writing, setting forth the action so taken is given by the holders of all outstanding shares entitled to vote on the matter. A written waiver of any right to dissent also must signed by each shareholder entitled to notice of the meeting but not entitled to vote.

     Business Combination Provisions; Antitakeover Statutes. Delaware Law and Maryland Law regulate transactions with major stockholders after they become major stockholders. Under Delaware Law, a Delaware corporation is prohibited from engaging in mergers, dispositions of 10% or more of its assets, issuances of stock and other transactions ("business combinations") with a person or group that owns 15% or more of the voting stock of the corporation (an "interested stockholder"), for a period of three years after the interested stockholder crosses the 15% threshold. These restrictions on transactions involving an interested stockholder do not apply in certain circumstances, including those in which (i) before the interested stockholder owned 15% or more of the voting stock, the board of directors approved the business combination or the transaction that resulted in the person or group becoming an

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



interested stockholder; (ii) in the transaction that resulted in the person or group becoming an interested stockholder, the person or group acquired at least 85% of the voting stock other than stock owned by inside directors and certain employee stock plans; (iii) after the person or group became an interested stockholder, the board of directors and at least 66 2/3% of the voting stock other than stock owned by the interested stockholder approved the business combination; or (iv) certain competitive bidding circumstances were present.

     Maryland Law prohibits an interested stockholder from engaging in a wide range of business combinations similar to those prohibited by Delaware Law. Under Maryland Law, however, an interested stockholder is a person or group that owns 10% or more of the voting stock of the corporation and the restricted period is for five years after the interested stockholder crosses the 10% threshold. Maryland Law also provides for certain exemptions from these restrictions on transactions involving an interested stockholder.

     The Present Charter and New Charter contain provisions relating to business combinations (as defined therein). The Present Charter and the New Charter both require that certain business combinations between the Corporation (or any majority-owned subsidiary thereof) and a 10% or more shareholder ("Related Person") be approved by at least 80% of the total number of outstanding voting shares, voting as a single class, of the Corporation unless the transaction (i) is authorized by a majority of the directors of the Board of Directors who are unaffiliated with the Related Person and who were directors prior to the time that the Related Person became a Related Person, or (ii) meets certain fair price requirements. If the Corporation's Board gives such approval or such fair price requirements are met, only the affirmative vote of the majority of the outstanding stock, voting as a single class, would be required. The New Charter also provides that the Corporation has elected not to be governed by the Maryland Law relating to business combinations.

     Maryland Law also contains a control share statute which requires an interested investor who acquires a threshold percentage of stock in a target corporation to obtain the approval of non-interested shareholders before it may exercise voting rights. Under Maryland Law, certain notice and informational filings and special shareholder meeting and voting procedures must be followed prior to consummation of a proposed "control share acquisition," which is defined as any acquisition of an issuer's shares which would entitle the acquiror, immediately after such acquisition, directly or indirectly, to exercise or direct the exercise of voting power of the issuer in the election of directors within any of the following ranges of such voting power: (i) one-fifth or more but less than one-third of such voting power; (ii) one-third or more but less than a majority of such voting power; or (iii) a majority or more of such voting power. Assuming compliance with the notice and information filings prescribed by statute, the proposed control share acquisition may be made only if the acquisition is approved by two-thirds of the voting power of the issuer, excluding the combined voting power of the "interested shares," being the shares held by the intended acquiror and the directors and officers of the issuer. The application of the Maryland control share statute may be made inapplicable to a company by its corporate governance documents, as the New Charter so provides. Delaware Law does not contain any similar type of statute.

     Under the Present Charter, generally any repurchase of stock by the Corporation from a shareholder who owns more than 5% of the outstanding voting stock must be approved by a vote of 80% of the disinterested shareholders. This provision generally does not apply to any purchase made as part of a tender offer or exchange offer by the Corporation, any open market purchase program, or any purchase made at market price which is approved by the majority of the Board of Directors. Similar restrictions are not imposed upon the Corporation under Maryland Law or the New Charter.

     Consolidation, Mergers, Share Exchange and Transfer of Assets. In addition to the antitakeover provisions discussed above, Maryland Law requires consolidations, mergers, share exchanges and certain asset transfers to be approved by a two-thirds vote of the voting power of the corporation, which vote requirement can be reduced to a majority of the voting power of the corporation, as so provided in the New Charter. Delaware Law does not require shareholder approval in the case of asset and share acquisitions and, in general, requires approval of mergers and disposition of substantially all of a corporation's assets by a majority vote of the voting power of the corporation.

     Amendment of Certificate of Incorporation, Articles of Incorporation and Bylaws. No amendment of the Present Charter may be made unless it is approved by a majority of the Board of Directors, and approved by the holders of a majority of the total votes eligible to be cast at a legal meeting; provided, however, that approval by at least 80% of the outstanding shares entitled to vote is generally required for certain provisions, such as provisions relating to number, classification, election and removal of directors; amendments of bylaws, call of special shareholder meetings; voting limitations; offers to acquire and acquisitions of control; director liability; certain business combinations; power of indemnification; and amendments to provisions relating to the foregoing. The Present Bylaws may be amended by

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



a majority vote of the Board of Directors or 80% of the total votes eligible to be voted at a duly constituted meeting of shareholders.

     The New Charter generally provides that the New Charter and New Bylaws may be amended in a similar manner as the Present Charter and Present Bylaws, and includes the numerous supermajority voting provisions required to amend various provisions contained therein.

     Shareholders' Rights in Certain Transactions. Maryland Law provides generally, with certain exceptions hereinafter described, that a shareholder of a Maryland corporation has the right to demand and receive payment of the fair value of the shareholder's stock from a successor corporation if (i) the corporation merges or consolidates with another corporation, (ii) the shareholder's stock is to be acquired in a share exchange, (iii) the corporation transfers its assets other than in the ordinary course of business, or (iv) the corporation alters its charter in a way which alters contractual rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the shareholder's rights, unless the right to do so is reserved by the charter of the corporation.

     A shareholder must file with the corporation a demand in writing for the fair cash value of his shares within certain time periods depending on the transaction involved. Maryland Law provides that the right to fair value does not apply, with certain exceptions, if (i) the stock is listed on a national securities exchange or is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., (ii) the stock is that of a successor in a merger, unless the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so, or (iii) the stock is that of an open-end investment company registered with the Securities and Exchange Commission and the value placed on the stock in the transaction is its net asset value.

     Delaware Law provides similar rights in the context of a merger or consolidation only. Such rights are not available, however, with respect to the merger of a parent corporation with a wholly owned subsidiary corporation, as in the Merger discussed herein.

     If  the  Reincorporation  Proposal  is  approved  by  shareholders,   after
consummation of the Merger, shareholders will have dissenters' rights in connection with the types of transactions described under Maryland Law above.

     Anti-takeover Effects. Many of the provisions contained in the New Charter and New Bylaws and under Maryland Law are similar to the provisions contained in the Present Charter, Present Bylaws and under Delaware Law. These provisions could have the effect of discouraging an acquisition of the Corporation or stock purchases in furtherance of an acquisition, and could, under certain circumstances, discourage transactions which might otherwise have a favorable effect on the price of the Corporation's common stock. These provisions may serve to make it more difficult to remove incumbent management and may also discourage all attempts to acquire control not approved by the Board of Directors for any reason. As a result, shareholders who might desire to participate in, or benefit from, such a transaction may not have an opportunity to do so.

     Costs. The State of Delaware imposes significantly greater annual franchise taxes and other fees on corporations incorporated in Delaware than the State of Maryland imposes on corporations organized under its laws. The annual franchise tax for a Delaware corporation is calculated either by the authorized number of shares or assumed capital methods, with the lesser tax being payable. The Corporation currently pays franchise taxes of approximately $30,000 per year. The Corporation, if incorporated in Maryland, would not be subject to any annual franchise tax.

Possible Disadvantages of the Reincorporation Proposal

     Despite the belief of the Board of Directors that the Reincorporation Proposal is in the best interests of the Corporation and its shareholders, shareholders should be aware that many provisions in the New Charter, the New Bylaws and under Maryland Law have not yet received extensive scrutiny and interpretation by the Maryland courts. Delaware Law is widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as a state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Furthermore, Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware's corporate law. The Board of Directors, however, believes Maryland Law will provide the Corporation with the comprehensive, flexible structure which it needs to operate effectively.

Tax Consequences

     The Corporation has received an opinion from its special counsel, Silver, Freedman & Taff, L.L.P., Washington, D.C., to the effect that the proposed Merger will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, (i) no gain or loss will be recognized for federal income tax purposes by the shareholders of the Corporation as a result of the Merger and (ii) the basis and holding period for the stock of MSB Maryland received by the shareholders of the Corporation in exchange for Common Stock of the Corporation will be the same as the basis and holding period of the stock of the Corporation exchanged therefor. The Merger will have no federal income tax effect on the Corporation. State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above, and shareholders should consult their own tax advisors as to the effect of the Reincorporation Proposal under applicable state, local or foreign income tax laws.

Abandonment

     Notwithstanding a favorable vote of the shareholders, the Corporation reserves the right by action of its Board of Directors to abandon the proposed reincorporation prior to the Effective Date of the Merger if it determines that such abandonment is in the best interests of the Corporation. The board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the proposed reincorporation.

Vote Required

     Pursuant to Delaware Law and the Present Charter, the affirmative vote of the holders of a majority of the outstanding shares of the Corporation's Common Stock is required for approval of the Merger to effectuate the reincorporation of the Corporation in Maryland. Approval of the Reincorporation Proposal by shareholders of the Corporation will constitute specific approval of the Merger Agreement, the New Charter and New Bylaws, and of all other transactions and proceedings relating to the Merger, including ratification of the directors of the Corporation in the classes as set forth under "-Comparison of Shareholder Rights-Board of Directors," the assumption by the surviving Corporation of the Corporation's Stock Option Plans and all other employee benefit plans and agreements, and the obligations of the Corporation under such plans and agreements.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REINCORPORATION PROPOSAL AND THE MERGER WHICH WILL EFFECTUATE THE PROPOSED REINCORPORATION AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE REINCORPORATION PROPOSAL.


     PROPOSAL III -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has renewed the Corporation's arrangement for Crowe, Chizek and Company LLP to be its independent auditors for the fiscal year ending June 30, 1999, subject to the ratification of the appointment by the Corporation's shareholders. A representative of Crowe, Chizek and Company LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE CORPORATION'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1999.


                              SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Corporation's executive office at 107 North Park Street, Marshall, Michigan 49068 no later than May 30, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any shareholder proposal (regardless of whether included in the Corporation's proxy materials), the Present Charter, Present Bylaws and Delaware Law, or if the Reincorporation Proposal is approved by shareholders, the New Charter, New Bylaws and Maryland Law.

     If a proposal does not meet the above requirements for inclusion in the Company's proxy materials, but otherwise meets the Company's eligibility requirements to be presented at the next Annual Meeting of Stockholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgement if the proposal is received at the Company's executive office at 107 North Park Street, Marshall, Michigan 49068 later than (i) in the event the Reincorporation Proposal is approved by the shareholders, July 28, 1999; provided, however, that in the event that the date of next year's annual meeting is held before September 27, 1999 or after December 25, 1999, the shareholder proposal must be received not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made, or (ii) in the event the Reincorporation Proposal is not approved by shareholders, August 26, 1999; provided, however, that in the event that the date of next year's annual meeting is held before October 4, 1999 or after December 25, 1999, the shareholder proposal must be received not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made.


                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                                                       ANNEX I


                 PLAN OF REORGANIZATION AND AGREEMENT OF MERGER


     This Plan of Reorganization and Agreement of Merger (hereinafter called the "Merger Agreement") is made as of October 28, 1998, by and between MSB Financial, Inc., a Delaware corporation ("MSB Delaware") and MSB Financial, Inc., a Maryland corporation ("MSB Maryland"). MSB Delaware and/or MSB Maryland, when reference is made to the entity irrespective of the state of incorporation, is sometimes herein referred to as the "Company."

                                   WITNESSETH:

     WHEREAS, MSB Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

     WHEREAS, MSB Maryland is a corporation duly organized and existing under the laws of the State of Maryland;

     WHEREAS, as of the date of this Merger Agreement, MSB Delaware has authority to issue 4,000,000 shares of common stock, par value $.01 per share, of which 1,332,941 shares are issued and outstanding; and 2,000,000 shares of preferred stock, par value $.01 per share, none of which are issued or outstanding;

     WHEREAS, as of the date of this Merger Agreement, MSB Maryland has authority to issue 4,000,000 shares of common stock, par value $.01 per share, of which of which 100 shares are issued and outstanding and owned by MSB Delaware; and 2,000,000 shares of preferred stock, par value $.01 per share, none of which are issued or outstanding;

     WHEREAS, the respective Boards of Directors of MSB Delaware and MSB Maryland have determined that, for the purpose of effecting the reincorporation of MSB Delaware in the State of Maryland, it is advisable and to their advantage and the advantage of their respective stockholders that MSB Delaware merge with and into MSB Maryland upon the terms and conditions herein provided; and

     WHEREAS, the respective Boards of Directors of MSB Delaware and MSB Maryland have approved this Merger Agreement and have directed that this Merger Agreement be submitted to the vote of their respective stockholders.

                                    AGREEMENT

     NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that MSB Delaware shall merge with and into MSB Maryland on the following terms, conditions and other provisions:

                             I. TERMS AND CONDITIONS

     1.1 Merger. Subject to approval of the respective stockholders of MSB Delaware and MSB Maryland and the receipt of all required regulatory approvals, MSB Delaware shall be merged with and into MSB Maryland (the "Merger"), and MSB Maryland shall be the surviving corporation, effective upon the date when this Merger Agreement is made effective in accordance with applicable law (the "Effective Date").

     1.2 Succession. Upon the Effective Date, MSB Maryland shall succeed to all of the rights, privileges, powers and property of MSB Delaware in the manner of and as more fully set forth in Section 3-114 of the Maryland General Corporation Law.

     1.3 Common Stock of MSB Delaware. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock, par value $.01 per share, of MSB Delaware outstanding immediately prior thereto shall be changed and converted into one fully paid and non-assessable share of the common stock of MSB Maryland, par value $.01 per share.

     1.4 Common Stock of MSB Maryland. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, the 100 shares of common stock, par value $.01 per share, of MSB Maryland outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

     1.5 Stock Certificates. Upon and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of common stock, par value $.01 per share, of MSB Delaware shall be deemed for all purposes to evidence ownership of and to represent the shares of common stock, par value $.01 per share, of MSB Maryland into which the shares of MSB Delaware represented by such certificates have been converted as herein provided. The registered owner on the books and records of MSB Maryland or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to MSB Maryland or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of MSB Maryland evidenced by such outstanding certificate as above provided.

     1.6 Options. Upon the Effective Date, MSB Maryland will assume and continue all of MSB Delaware's stock option plans, including but not limited to the 1995 Stock Option and Incentive Plan and the 1997 Stock Option and Incentive Plan, and the outstanding and unexercised portions of all options and rights to buy common stock, par value $.01 per share, of MSB Delaware shall become options or rights for the same number of shares of common stock, par value $.01 per share, of MSB Maryland, with no other changes in the terms and conditions of such options or rights, including exercise prices, and effective upon the Effective Date, MSB Maryland hereby assumes the outstanding and unexercised portions of such options and rights and the obligations of MSB Delaware with respect thereto.

     1.7 Other Employee Benefit Plans. Upon the Effective Date, MSB Maryland will assume all obligations of MSB Delaware under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.

                  II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Articles of Incorporation and Bylaws. The Articles of Incorporation of MSB Maryland in effect on the Effective Date (a copy of which is attached hereto and incorporated herein by this reference), shall continue to be the Articles of Incorporation of MSB Maryland. The Bylaws of MSB Maryland in effect on the Effective Date shall continue to be the Bylaws of MSB Maryland.

     2.2 Directors. The directors of MSB Maryland immediately preceding the Effective Date shall remain the directors of MSB Maryland on and after the Effective Date. Such directors of MSB Maryland shall hold office in the classes and for the terms as in effect immediately prior to the Effective Date, and until their successors are elected and qualified or their prior resignation, removal or death.

     2.3 Officers. The officers of MSB Maryland shall remain the officers of MSB Maryland upon the Effective Date and shall serve until their successors are elected and qualified or their prior resignation, removal or death.

                               III. MISCELLANEOUS

     3.1 Further Assurances. From time to time, as and when required by MSB Maryland or by its successors and assigns, there shall be executed and delivered on behalf of MSB Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect, or to conform of record or otherwise, in MSB Maryland the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises, and authority of MSB Delaware, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of MSB Maryland are fully authorized in the name of and on behalf of MSB Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     3.2 Amendment. At any time before or after approval by the stockholders of MSB Delaware, this Merger Agreement may be amended in any manner (except that Section 1.3 and 1.4 and any of the other principal terms hereof as set forth in
Section 251(d) of the Delaware General Corporation Law may not be amended without the approval of the stockholders of MSB Delaware) as may be determined in the judgment of the respective Boards of Directors of MSB Delaware and MSB Maryland to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

     3.3 Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either MSB Delaware or MSB Maryland or both, notwithstanding the approval of this Merger Agreement by the stockholders of MSB Delaware.

     3.4 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Boards of Directors of MSB Delaware and MSB Maryland, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

ATTEST:                                MSB FINANCIAL, INC.,
                                       a Delaware Corporation



/s/ Mary LaFountain                    By: /s/ Charles B. Cook
Mary LaFountain                            Charles B. Cook
  Secretary                                President and Chief Executive Officer


ATTEST:                                MSB FINANCIAL, INC.,
                                       a Maryland Corporation



/s/ Mary LaFountain                    By: /s/ Charles B. Cook
Mary LaFountain                            Charles B. Cook
  Secretary                                President and Chief Executive Officer

                                                                       ANNEX II
                            ARTICLES OF INCORPORATION
                                       OF
                               MSB FINANCIAL, INC.

     The undersigned, Charles B. Cook, whose address is Park and Kalamazoo Avenue, N.E., Marshall, Michigan 49068, being at least 18 years of age, acting as sole incorporator, does hereby form a corporation under the General Laws of the State of Maryland having the following Charter:

     ARTICLE 1. Name. The name of the corporation is MSB Financial, Inc. (herein the "Corporation").

     ARTICLE 2. Principal Office. The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202.

     ARTICLE 3. Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which the corporation may be organized under the General Corporation Law of the State of Maryland (the "MGCL").

     ARTICLE 4. Resident Agent. The name and address of the registered agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. Said resident agent is a Maryland corporation.

     ARTICLE 5. Initial Directors. The number of directors constituting the initial board of directors of the Corporation is seven, which number may be increased or decreased pursuant to the Bylaws of the Corporation and ARTICLE 9 of the Charter, but shall never be less than the minimum number permitted by the MGCL now or hereafter in force. The names of the persons who are to serve as directors until their successors are elected and qualified, are:

       Name                               Term to Expire in

       Charles B. Cook                             1999
       Karl F. Loomis                              1999
       J. Thomas Schaeffer                         1999
       Richard L. Dobbins                          2000
       Martin L. Mitchell                          2000
       Aart VanElst                                2001
       John W. Yakimow                             2001

     ARTICLE 6. Capital Stock. The total number of shares of capital stock which the Corporation shall have the authority to issue is six million (6,000,000) shares consisting of:

          1. two million (2,000,000) shares of preferred stock, par value one cent ($.0l) per share (the "Preferred Stock"); and

          2. four million (4,000,000) shares of common stock, par value one cent ($.0l) per share (the "Common Stock").

     The aggregate par value of all the authorized of capital stock is sixty thousand dollars ($60,000). Except to the extent required by governing law, rule or regulation, the shares of capital stock may be issued from time to time by the Board of Directors without further approval of the stockholders of the Corporation. The Corporation shall have the authority to purchase its capital stock out of funds lawfully available therefore which funds shall include, without limitation, the Corporation's unreserved and unrestricted capital surplus.

     B. Preferred Stock. The Board of Directors is hereby expressly authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of the Preferred Stock.

     C. Common Stock. Except as provided for in the Charter (or any resolution or resolutions adopted by the Board of Directors pursuant hereto) the exclusive voting power shall be vested in the Common Stock, the holders thereof being entitled to one vote for each share of such Common Stock standing in the holder's name on the books of the Corporation. Subject to any rights and preferences of any class of stock having preferences over the Common Stock, holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors out of funds lawfully available therefor. Upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Common Stock shall be entitled to receive pro rata the remaining assets of the Corporation after payment or provision for payment of all debts and liabilities of the Corporation and payment or provision for payment of any amounts owed to the holders of any class of stock having preference over the Common Stock on distributions on liquidation, dissolution or winding up of the Corporation.

     D. Restrictions on Voting Rights of the Corporation's Equity Securities.

          1. Notwithstanding any other provision of this Charter, in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of stockholders entitled to vote on any matter, beneficially owns in excess of 10% of the then-outstanding shares of Common Stock (the "Limit"), be entitled, or permitted to any vote in respect of the shares held in excess of the Limit. The number of votes which may be cast by any record owner by virtue of the provisions hereof in respect of Common Stock beneficially owned by such person owning shares in excess of the Limit shall be a number equal to the total number of votes which a single record owner of all Common Stock owned by such person would be entitled to cast, multiplied by a fraction, the numerator of which is the number of shares of such class or series beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of Common Stock beneficially owned by such person owning shares in excess of the Limit.


          2. The following definitions shall apply to this Section D of this Article.

               (a) An "affiliate" of a specified person shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

               (b) "Beneficial ownership" shall be determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 (or any successor rule or statutory provision), or, if said Rule 13d-3 shall he rescinded and there shall be no successor rule or statutory provision thereto, pursuant to said Rule 13d-3 as in effect on August 31, 1994; Provided, however, that a person shall, in any event, also be deemed the "beneficial owner" of any Common Stock:

                    (1) which such person or any of its affiliates beneficially owns, directly or indirectly; or

                    (2) which such person or any of its affiliates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of an agreement, contract, or other arrangement with this Corporation to effect any transaction which is described in any one or more of the clauses of Section A of ARTICLE 10) or upon the exercise of conversion rights, exchange rights, warrants, or options or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such affiliate is otherwise deemed the beneficial owner), or

                    (3) which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its affiliates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of this Corporation;

               and provided further, however, that

                    (1) no director or officer of this Corporation (or any affiliate of any such director or officer) shall, solely by reason of any or all of such directors or officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any Common Stock beneficially owned by any other such director or officer (or any affiliate thereof), and

                    (2) neither any employee stock ownership or similar plan of this Corporation or any subsidiary of this Corporation nor any trustee with respect thereto (or any affiliate of such trustee) shall, solely by reason of such capacity of such trustee, be deemed, for any purposes hereof, to beneficially own any Common Stock held under any such plan. For purposes of computing the percentage beneficial ownership of Common Stock of a person, the outstanding Common Stock shall include shares deemed owned by such person through application of this subsection but shall not include any other Common Stock which may be issuable by this Corporation pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding Common Stock shall include only Common Stock then outstanding and shall not include any Common Stock which may be issuable by this Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise.

               (c) A "Person" shall mean any individual, firm, corporation, or other entity.

               (d) The Board of Directors shall have the power to construe and apply the provisions of this section and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to

                    (1) the number of shares of Common Stock beneficially owned by any person,

                    (2)  whether  a  person  is an  affiliate  of  another,

                    (3) whether a person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of beneficial ownership,

                    (4) the application of any other definition or operative provision of this Section to the given facts, or

                    (5) any other matter relating to the applicability or effect of this Section.

          3. The Board of Directors shall have the right to demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit (or holds of record Common Stock beneficially owned by any person in excess of the Limit) (a "Holder in Excess") supply the Corporation with complete information as to

               (a) the record owner(s) of all shares beneficially owned by such Holder in Excess, and

               (b) any other factual matter relating to the applicability or effect of this section as may reasonably be requested of such Holder in Excess.

               The Board of Directors shall further have the right to receive from any Holder in Excess reimbursement for all expenses incurred by the Board in connection with its investigation of any matters relating to the applicability or effect of this section on such Holder in Excess, to the extent such investigation is deemed appropriate by the Board of Directors as a result of the Holder in Excess refusing to supply the Corporation with the information described in the previous sentence.

          4. Except as otherwise provided by law or expressly provided in this Section D, the presence, in person or by proxy, of the holders of record of shares of capital stock of the Corporation entitling the holders thereof to cast one-third of the votes (after giving effect, if required, to the provisions of this Section) entitled to be cast by the holders of shares of capital stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders, and every reference in this Charter to a majority or other proportion of capital stock (or the holders thereof) for purposes of determining any quorum requirement or any requirement for stockholder consent or approval shall be deemed to refer to such majority or other proportion of the votes (or the holders thereof) then entitled to be cast in respect of such capital stock.

          5. Any constructions, applications, or determinations made by the Board of Directors, pursuant to this Section in good faith and on the basis of such information and assistance as was then reasonably available for such purpose, shall be conclusive and binding upon the Corporation and its stockholders.

          6. In the event any provision (or portion thereof) of this Section D shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this
               Section shall remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of this Corporation and its stockholders that each such remaining provision (or portion thereof) of this Section D remain, to the fullest extent permitted by law, applicable and enforceable as to all stockholders, including stockholders owning an amount of stock over the Limit, notwithstanding any such finding.

     E. Voting Rights of Certain Control Shares. Notwithstanding any contrary provision of law, the provisions of Subtitle 7 of Title 3 of the MGCL, now or hereafter in force, shall not apply to the voting rights of the Common Stock of the Corporation as to all existing and future holders of Common Stock of the Corporation.

     F. Majority Vote. Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes of capital stock or of the total number of shares of any class of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote thereon, except as otherwise provide in the Charter.

     ARTICLE 7. Preemptive Rights. No holder of the capital stock of the Corporation or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued capital stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for capital stock of any class or series or carrying any right to purchase stock of any class or series.

     ARTICLE 8. Directors.

     A. Management of the Corporation. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by Statute or by the Charter or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

     B. Number, Class and Terms of Directors; Cumulative Voting. The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Board. The directors, other than those who may be elected by the holders of any class or series of Preferred Stock, shall be divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the conclusion of the first annual meeting of stockholders, the term of office of the second class to expire at the conclusion of the annual meeting of stockholders one year thereafter and the term of office of the third class to expire at the conclusion of the annual meeting of stockholders two years thereafter, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified. Stockholders shall not be permitted to cumulate their votes in the election of directors.

     C. Vacancies. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by a majority vote of the directors then in office, though less than a quorum. A director so chosen by the remaining directors shall hold office until the next succeeding annual meeting of stockholders, at which time the stockholders shall elect a director to hold office for the balance of the term then remaining. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     D. Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of the holders of at least 80% of the combined voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (after giving effect to the provisions of ARTICLE 6 of the Charter) voting together as a single class.

     E. Stockholder Proposals and Nominations of Directors. For any stockholder proposal to be presented in connection with an annual meeting of stockholders of the Corporation, including any nomination or proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the stockholder must have given timely written notice thereof to the Secretary of the Corporation in the manner and containing the information required by the Bylaws of the Corporation. Stockholder proposals to be presented in connection with a special meeting of stockholders will be presented by the Corporation only to the extent required by Section 2-502 of the MGCL and the Bylaws of the Corporation.

     ARTICLE 9. Bylaws. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of directors which the Corporation would have if there were no vacancies on the Board of Directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation. In addition to any vote of the holders of any class or series of stock of this Corporation required by law or by the Charter, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (after giving effect to the provisions of ARTICLE 6 hereof), voting together as a single class, shall be required to adopt, amend or repeal any provisions of the Bylaws of the Corporation.

     ARTICLE 10. Approval of Certain Business Combinations.

     A. Super-majority Voting Requirement; Business Combination Defined. In addition to any affirmative vote required by law or the Charter, and except as otherwise expressly provided in this Section:

          1. any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (a) any Interested Stockholder (as hereinafter defined) or (b) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or

          2. any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder, or any Affiliate of any Interested Stockholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereafter defined) equaling or exceeding 25% or more of the combined assets of the Corporation and its Subsidiaries, or

          3. the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value equaling or exceeding 25% of the combined assets of the Corporation and its Subsidiaries except pursuant to an employee benefit plan of the Corporation or any Subsidiary thereof; or

          4. the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Interested Stockholder or any Affiliate of any Interested Stockholder; or

          5. any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder (a "Disproportionate Transaction"); provided, however, that no such transaction shall be deemed a Disproportionate Transaction if the increase in the proportionate ownership of the Interested Stockholder or Affiliate as a result of such transaction is no greater than the increase experienced by the other stockholders generally;

          shall require the affirmative vote of the holders of at least 80% of the voting power of the then-outstanding shares of stock of the Corporation entitled to vote in the election of directors (the "Voting Stock"), voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or by any other provisions of the Charter or any Preferred Stock or in any agreement with any national securities exchange or quotation system or otherwise.

     The term "Business Combination" as used in this Article shall mean any transaction which is referred to in any one or more of paragraphs 1 through 5 of Section A of this Article.

     B. Exception to Super-majority Voting Requirement. The provisions of Section A of this Article shall not be applicable to any particular Business Combination, and such Business Combination shall require only the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote, or such vote as is required by law or by the Charter, if, in the case of any Business Combination that does not involve any cash or other consideration being received by the stockholders of the Corporation solely in their capacity as stockholders of the Corporation, the condition specified in the following paragraph 1 is met or, in the case of any other Business Combination, all of the conditions specified in either of the following paragraphs 1 and 2 are met:

          1. The Business Combination shall have been approved by a majority of the Disinterested Directors (as hereinafter defined).

          2.   All of the following conditions shall have been met:

               (a) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by the holders of Common Stock in such Business Combination shall at least be equal to the higher of the following:

                    (i) (if applicable) the Highest Per Share Price, including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Stockholder or any of its Affiliates for any shares of Common stock acquired by it (i) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher.

                    (ii) the Fair Market  Value per share of Common Stock on the
                         Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article as the "Determination Date"), whichever is higher.

               (b) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any class of outstanding Voting Stock other than Common Stock shall be at least equal to the highest of the following (it being intended that the requirements of this subparagraph (b) shall be required to be met with respect to every such class of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

                    (i) (if applicable) the Highest Per Share Price (as hereinafter defined), including any brokerage commissions, transfer taxes and soliciting dealers, fees, paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it (i) within
                         the  two-year   period   immediately   prior  to  the
                         Announcement Date, or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher;

                    (ii) (if  applicable)  the highest  preferential  amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

                    (iii)the  Fair  Market  Value  per  share  of such  class of
                         Voting Stock on the Announcement Date or on the Determination Date, whichever is higher.

               (c) The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration to be received per share by holders of shares of such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by the Interested Stockholder. The price determined in accordance with Section B.2. of this Article shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

               (d) After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination; (i) except as approved by a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding stock having preference over the Common Stock as to dividends or liquidation; (ii) there shall have been (X) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (Y) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of Common Stock, unless the failure to so increase such annual rate is approved by a majority of the Disinterested Directors; and (iii) neither such Interested Stockholder nor any of its Affiliates shall have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

               (e) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

               (f) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

     C.   Certain Definitions. For the purposes of this Article:

          1. A "Person" shall include an individual, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities.

          2. "Interested Stockholder" shall mean any Person (other than the Corporation or any holding company or Subsidiary thereof) who or which:

               (a) is the beneficial owner, directly or indirectly, of more than 10% of the voting power of the outstanding Voting Stock; or

               (b) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then-outstanding Voting Stock; or

               (c) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

          3.   A Person shall be a "beneficial owner" of any Voting Stock:

               (a) which such Person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on August 31, 1994; or

               (b)  which such Person or any of its Affiliates or Associates has
                    (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding (but neither such Person nor any such Affiliate or Associate shall be deemed to be the beneficial owner of any shares of Voting Stock solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such Person nor any such Affiliate or Associate is otherwise deemed the beneficial owner); or

               (c) which are beneficially owned, directly or indirectly within the meaning of Rule 13d- 3 under the Securities Exchange Act of 1934, as in effect on August 31, 1994, by any other Person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purposes of acquiring, holding, voting (other than solely by reason of a revocable proxy as described in Subparagraph (b) of this Paragraph 3) or in disposing of any shares of Voting Stock;

               provided, however, that, in the case of any employee stock ownership or similar plan of the Corporation or of any Subsidiary in which the beneficiaries thereof possess the right to vote any shares of Voting Stock held by such plan, no such plan nor any trustee with respect thereto (nor any Affiliate of such trustee), solely by reason of such capacity of such trustee, shall be deemed, for any purposes hereof, to beneficially own any shares of Voting Stock held under any such plan.

          4. For the purpose of determining whether a Person is an Interested Stockholder pursuant to Section C.2., the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of this Section C.3. but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          5. "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on August 31, 1994.

          6. "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; Provided, however, that for the purposes of the definition of Interested Stockholder set forth in this Section C.2., the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

          7. "Disinterested Director" means any member of the Board of Directors who is unaffiliated with the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any director who is thereafter chosen to fill any vacancy on the Board of Directors or who is elected and who, in either event, is unaffiliated with the Interested Stockholder, and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Disinterested Directors then on the Board of Directors.

          8. "Fair Market Value" means: (a) in the case of stock, the highest closing sales price of the stock during the 30-day period immediately preceding the date in question of a share of such stock on the Nasdaq System or any system then in use, or, if such stock is admitted to trading on a principal United States securities exchange registered under the Securities Exchange Act of 1934, Fair Market Value shall be the highest sale price reported during the 30-day period preceding the date in question, or, if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by the Board of Directors in good faith, in each case with respect to any class of stock, appropriately adjusted for any dividend or distribution in shares of such stock or in combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock, and (b) in the case of property other than cash or stock, the Fair Market Value of such property on the date in question as determined by the Board of Directors in good faith.

          9. Reference to "Highest Per Share Price" shall in each case with respect to any class of stock reflect an appropriate adjustment for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.

          10. In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in Sections B.2.(a) and B.2.(b) of this ARTICLE 10 shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

     D.   Construction  and  Interpretation.  A  majority  of the  Disinterested
          Directors  of the  Corporation  shall  have  the  power  and  duty  to
          determine  for  the  purposes  of  this  Article,   on  the  basis  of
          information known to them after reasonable inquiry, (a) whether a person is an Interested Stockholder; (b) the number of shares of Voting Stock beneficially owned by any person; (c) whether a person is an Affiliate or Associate of another; and (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value equaling or exceeding 25% of the combined assets of the Corporation and its Subsidiaries. A majority of the Disinterested Directors shall have the further power to interpret all of the terms and provisions of this Article.

     E. Fiduciary Duty. Nothing contained in this Article shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

     F. Maryland Business Combination Statute. Notwithstanding any contrary provision of law, the provisions of Sections 3-601 through 3-604 of the MGCL, as now and hereafter in force, shall not apply to any business combination (as defined in Section 3-601(e) of the MGCL, as now and hereafter in force), of the Corporation.

     ARTICLE 11. Evaluation of Certain Offers. The Board of Directors of the Corporation, when evaluating any offer of another Person (as defined in ARTICLE 10 hereof) to (A) make a tender or exchange offer for any equity security of the Corporation, (B) merge or consolidate the Corporation with another corporation or entity, or (C) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, may, in connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its stockholders, give due consideration to all relevant factors, including, without limitation, the social and economic effect of acceptance of such offer on the Corporation's present and future customers and employees and those of its Subsidiaries (as defined in ARTICLE 10 hereof); on the communities in which the Corporation and its Subsidiaries operate or are located; on the ability of the Corporation to fulfill its corporate objectives as a financial institution holding company and on the ability of its subsidiary financial institution to fulfill the objectives of a federally insured financial institution under applicable statutes and regulations.

     ARTICLE 12. Indemnification, etc. of Directors and Officers.

     A. Indemnification. The Corporation shall indemnify (1) its current and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the MGCL now or hereafter in force (but, in the case of any amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), including the advancement of expenses under the procedures and to the fullest extent permitted by law, and (2) other employees and agents to such extent as shall be authorized by the Board of Directors and permitted by law; provided, however, that, except as provided in Section B hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

     B. Procedure. If a claim under Section A of this Article is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, the indemnitee shall also be entitled to be reimbursed the expense of prosecuting or defending such suit. It shall be a defense to any action for advancement of expenses that the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met and (ii) a written affirmation by the indemnitee of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the MGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article or otherwise shall be on the Corporation.

     D. Non-Exclusivity. The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Charter, Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise.

     E. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the MGCL.

     F. Miscellaneous. The Corporation shall not be liable for any payment under this Article in connection with a claim made by any indemnitee to the extent such indemnitee has otherwise actually received payment under any insurance policy, agreement, or otherwise, of the amounts otherwise indemnifiable hereunder. The rights to indemnification and to the advancement of expenses conferred in Sections A and B of this Article shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

     Any repeal or modification of this Article shall not in any way diminish any rights to indemnification or advancement of expenses of such director or officer or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this Article is in force.

     ARTICLE 13. Limitation of Liability. An officer or director of the Corporation, as such, shall not be liable to the Corporation or its stockholders for money damages, except (i) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services for the amount of the benefit or profit in money, property or services actually received; (ii) to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or (iii) to the extent otherwise required by the MGCL. If the MGCL is amended to further eliminate or limit the personal liability of officers and directors, then the liability of officers and directors of the Corporation shall be eliminated or limited to the fullest extent permitted by MGCL, as so amended.

     Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

     ARTICLE 14. Amendment of the Charter. The Corporation reserves the right to amend or repeal any provision contained in the Charter in the manner prescribed by the MGCL and all rights conferred upon stockholders are granted subject to this reservation; Provided, however, that, notwithstanding any other provision of the Charter or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by the Charter, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (after giving effect to the provisions of ARTICLE 6), voting together as a single class, shall be required to amend or repeal this ARTICLE 14, Sections B, D or E of ARTICLE 6, ARTICLE 8,
ARTICLE 9, ARTICLE 10 or ARTICLE 12.

     ARTICLE 15. Name and Address of Incorporator. The name and mailing address of the sole incorporator are as follows:

     NAME                      MAILING ADDRESS

     Charles B. Cook           Marshall Savings Bank, F.S.B.
                               Park and Kalamazoo Avenue, N.E.
                               Marshall, Michigan 49068




     I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation under the laws of the State of Maryland, do make, file and record the Charter, do certify that the facts herein stated are true, and, accordingly, have hereto set my hand this 28th day of October 1998.




                                        /s/ Charles B. Cook
                                            Charles B. Cook, Incorporator

                                                                       ANNEX III

                               MSB FINANCIAL, INC.
                                     BYLAWS

                                    ARTICLE I
                                  STOCKHOLDERS

     Section 1.01. Annual Meeting. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix.

     Section 1.02. Special Meetings. Subject to the rights of the holders of any class or series of preferred stock of the Corporation, special meetings of stockholders of the Corporation may be called by the President or by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies on the Board of Directors (hereinafter the "Whole Board"). Special meetings of the stockholders shall be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. Such written request will state the purpose or purposes of the meeting and the matters proposed to be acted upon at the meeting, and shall be delivered at the home office of the Corporation addressed to the President or the Secretary. The Secretary shall inform the stockholders who make the request of the reasonable estimated cost of preparing and mailing a notice of the meeting and, upon payment of these costs to the Corporation, notify each stockholder entitled to notice of the meeting.

     Section 1.03. Notice of Meetings. Not less than ten nor more than 90 days before each stockholders' meeting, the Secretary shall give written notice of the meeting to each stockholder entitled to vote at the meeting and to each other stockholder entitled to notice of the meeting. The notice shall state the time and place of the meeting and, if the meeting is a special meeting or notice of the purpose is required by statute, the purpose of the meeting. Notice is given to a stockholder when it is personally delivered to the stockholder, left at the stockholder's usual place of business, or mailed to the stockholder at his or her address as it appears on the records of the Corporation. Notwithstanding the foregoing provisions, each person who is entitled to notice waives notice if such person, before or after the meeting, signs a waiver of the notice which is filed with the records of the stockholders' meeting, or is present at the meeting in person or by proxy.

     Section 1.04. Adjournment. A meeting of stockholders convened on the date for which it was called may be adjourned from time to time without further notice to a date not more than 120 days after the original record date. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

     Section 1.05. Quorum; Voting. At any meeting of the stockholders, the presence in person or by proxy of stockholders entitled to cast at least one-third of all the votes entitled to be cast at the meeting constitutes a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes is required, a majority of the shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. A majority of all votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting.

     If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date or time.

     Section 1.06. General Right to Vote; Proxies. Unless the Charter provides for a greater or lesser number of votes per share or limits or denies voting rights, each outstanding share of stock, regardless of class, is entitled to one vote on each matter submitted to a vote at a meeting of stockholders. In all elections for directors, directors shall be

                                      III-1
determined by a plurality of the votes cast, and except as otherwise required by law or as provided in the Charter, all other matters shall be determined by a majority of the votes cast at the meeting.

     A stockholder may vote the stock the stockholder owns of record either in person or by proxy. A stockholder may sign a writing authorizing another person to act as proxy. Signing may be accomplished by the stockholder or the stockholder's authorized agent signing the writing or causing the stockholder's signature to be affixed to the writing by any reasonable means, including facsimile signature. A stockholder may authorize another person to act as proxy by transmitting, or authorizing the transmission of a telegram, cablegram, datagram, or other means of electronic transmission to the person authorized to act as proxy or to a proxy solicitation firm, proxy support service organization, or other person authorized by the person who will act as proxy to receive the transmission. Unless a proxy provides otherwise, it is not valid more than 11 months after its date. A proxy is revocable by a stockholder at any time without condition or qualification unless the proxy states that it is irrevocable and the proxy is coupled with an interest. A proxy may be made irrevocable for so long as it is coupled with an interest. The interest with which a proxy may be coupled includes an interest in the stock to be voted under the proxy or another general interest in the Corporation or its asset or liabilities.

     Section 1.07. Conduct of Business.

          (a) The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order.

          (b) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or
     (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving notice provided for in Section 1.09, who is entitled to vote at the meeting and who complied with the notice procedures set forth in Section 1.09. Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at a special meeting of stockholders only pursuant to the Corporation's notice of meeting. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in Section 1.09 and, if any proposed nomination or business is not in compliance with Section 1.09, to declare that such defective nomination or proposal be disregarded.

     Section 1.08. Conduct of Voting. The Board of Directors shall, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, to act at the meeting or any adjournment thereof and make a written report thereof, in accordance with applicable law. At all meetings of stockholders the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies, the acceptance or rejection of votes not otherwise specified by these Bylaws, the Charter or law, shall be decided or determined by the inspector of elections. All voting, including on the election of directors but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefore by a stockholder entitled to vote or his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballot, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballot shall be counted by an inspector or inspectors appointed by the chairman of the meeting. No candidate for election as a director at a meeting shall serve as an inspector at such meeting.

     Section 1.09. Stockholder Proposals. For any stockholder proposal to be presented in connection with an annual meeting of stockholders of the Corporation (including proposals made under rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including any nomination or proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the stockholders must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days or more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which notice of the date of annual meeting was mailed or public announcement of the date of such meeting is first made. No adjournment or postponement of an annual meeting shall commence a new period for the

                                      III-2
giving of notice of a stockholder proposal hereunder. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);
(b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such stockholders and such beneficial owner.

     Section 1.10. Informal Action by Stockholders. Any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if there is filed with the records of the stockholders' meetings a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter and a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at the meeting.

     Section 1.11. List of Stockholders. At each meeting of stockholders, a full, true and complete list of all stockholders entitled to vote at such meeting, showing the number and class of shares held by each and certified by the transfer agent for such class or by the Secretary, shall be furnished by the Secretary.


                                   ARTICLE II

                               BOARD OF DIRECTORS

     Section 2.01. Function of Directors, Number and Term of Office. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors shall be as provided for in the Charter. The Board of Directors shall annually elect a Chairman of the Board and a President from among its members and shall designate, when present, either the Chairman of the Board or the President to preside at its meetings.

     The directors, other than those who may be elected by the holders of any class or series of preferred stock, shall be divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the conclusion of the first annual meeting of stockholders, the term of office of the second class to expire at the conclusion of the annual meeting of stockholders one year thereafter and the term of office of the third class to expire at the conclusion of the annual meeting of stockholders two years thereafter, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, commencing with the first annual meeting, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified.

     No person 70 years of age shall be eligible for election, reelection, appointment, or reappointment to the Board of the Corporation. No director shall serve as such beyond the annual meeting of the Corporation in the year which the director becomes 70. A director's term will be adjusted, if necessary, to expire in the year the director turns 70. This age limitation does not apply to directors who have served on the Board of Directors of Marshall Savings Bank, F.S.B. since October 1987 or to an Emeritus Director or Advisory Director.

     Section 2.02. Vacancies and Newly Created Directorships. A vacancy on the board of Directors may be filled only in accordance with the provisions of the Charter. Subject to the rights of the holders of any class of stock separately entitled to elect one or more directors, a majority of the remaining directors, whether or nor sufficient to constitute a quorum, may fill a vacancy on the Board of Directors which results from any cause. A director so chosen by the remaining directors shall hold office until the next succeeding annual meeting of stockholders, at which time the stockholders shall elect a director to hold office for the balance of the term then remaining.


                                      III-3

     Any director or the entire Board of Directors may be removed only in accordance with the provisions of the Charter.

     Section 2.03. Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

     Section 2.04. Special Meetings. Special meetings of the Board of Directors may be called by one-third (1/3) of the directors then in office (rounded up to the nearest whole number) or by the President and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five days before the meeting or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than 24 hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. No notice of any meeting of the Board of Directors need be given to any director who attends except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened, or to any director who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. Any special meeting of the Board of Directors may adjourn from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.

     Section 2.05. Quorum. At any meeting of the Board of Directors, a majority of the authorized number of directors then constituting the Board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

     Section 2.06. Participation in Meetings By Conference Telephone. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and such participation shall constitute presence in person at such meeting.

     Section 2.07. Conduct of Business. At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

     Section 2.08. Powers. The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

          (i)  To declare dividends from time to time in accordance with law;

          (ii) To  purchase  or  otherwise  acquire  any  property,   rights  or
               privileges on such terms as it shall determine;

          (iii)To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

          (iv) To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

          (v) To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

          (vi) To adopt from time to time such stock, option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine;

                                      III-4

          (vii)To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and

          (viii) To adopt from time to time regulations, not inconsistent with these Bylaws, for the management of the Corporation's business and affairs.

     Section 2.09. Compensation of Directors. Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees (and expenses, if any) and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

     Section 2.10. Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent or abstention shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by certified mail, return receipt requested, to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who votes in favor of such action.


                                   ARTICLE III

                                   COMMITTEES

     Section 3.01. Committees of the Board of Directors. The Board of Directors may appoint from among its members an Executive Committee and other committees composed of one or more directors and delegate to these committees any of the powers of the Board of Directors, except the power to authorize dividends on stock, elect directors, issue stock other than as provided in the next sentence, recommend to the stockholders any action which requires stockholder approval, amend these Bylaws, or approve any merger or share exchange which does not require stockholder approval. If the Board of directors has given general authorization for the issuance of stock providing for or establishing a method or procedure for determining the maximum number of shares to be issued, a committee of the Board of Directors, in accordance with that general authorization or any stock option or other plan or program adopted by the Board of Directors, may authorize or fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors. Any committee so designated may exercise the power and authority of the Board of Directors if the resolution which designated the committee or a supplemental resolution of the Board of Directors shall so provide. In the absence or disqualification of any member of any committee in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

     Section 3.02. Conduct of Business. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings, one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

     Section 3.03. Nominating Committee. The Board of Directors may appoint a Nominating Committee of the Board, consisting of not less than three members, one of which shall be the President if, and only so long as, the President remains in office as a member of the Board of Directors. The Nominating Committee shall have authority (i) to review any nominations for election to the Board of Directors made by a stockholder of the Corporation pursuant to Section
1.07 of these Bylaws in order to determine compliance with such Bylaw and (ii) to recommend to the Board of Directors nominees for election to the Board of Directors to replace those directors whose terms expire at the annual meeting of stockholders next ensuing.



                                      III-5

                                   ARTICLE IV

                                    OFFICERS

     Section 4.01. Generally.

          (a) The Board of Directors as soon as may be practicable after the annual meeting of stockholders shall choose a President, a Secretary and a Treasurer and from time to time may choose such other officers as it may deem proper. The President shall be chosen from among the directors. Any number of offices may be held by the same person, except no person may serve concurrently as both President and Vice President of the Corporation.

          (b) The term of office of all officers shall be until the next annual election of officers and until their respective successors are chosen, but any officer may be removed from office at any time by the affirmative vote of a majority of the authorized number of directors then constituting the Board of Directors.

          (c) All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this ARTICLE IV. Such officers shall also have such powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof.

     Section 4.02. President. The President shall be the chief executive officer and, subject to the control of the Board of Directors, shall have general power over the management and oversight of the administration and operation of the Corporation's business and general supervisory power and authority over its policies and affairs. The President shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.

     Each meeting of the stockholders and of the Board of Directors shall be presided over by such officer as has been designated by the Board of Directors or, in his or her absence, by such officer or other person as is chosen at the meeting. The Secretary or, in his or her absence, the General Counsel of the Corporation or such officer as has been designated by the Board of Directors or, in his or her absence, such officer or other person as is chosen by the person presiding, shall act as secretary of each such meeting.

     Section 4.03. Vice President. The Vice President or Vice Presidents, if any, shall perform the duties of the President in the President's absence or during his or her disability to act. In addition, the Vice Presidents shall perform the duties and exercise the powers usually incident to their respective offices and/or such other duties and powers as may be properly assigned to them from time to time by the Board of Directors, the Chairman of the Board or the President.

     Section 4.04. Secretary. The Secretary or an Assistant Secretary shall issue notices of meetings, shall keep their minutes, shall have charge of the seal and the corporate books, shall perform such other duties and exercise such other powers as are usually incident to such offices and/or such other duties and powers as are properly assigned thereto by the Board of Directors, the Chairman of the Board or the President.

     Section 4.05. Treasurer. The Treasurer shall have charge of all monies and securities of the Corporation, other than monies and securities of any division of the Corporation which has a treasurer or financial officer appointed by the Board of Directors, and shall keep regular books of account. The funds of the Corporation shall be deposited in the name of the Corporation by the Treasurer with such banks or trust companies or other entities as the Board of Directors from time to time shall designate. The Treasurer shall sign or countersign such instruments as require his or her signature, shall perform all such duties and have all such powers as are usually incident to such office and/or such other duties and powers as are properly assigned to him or her by the Board of Directors, the Chairman of the Board or the President, and may be required to give bond, payable by the Corporation, for the faithful performance of his duties in such sum and with such surety as may be required by the Board of Directors.

     Section  4.06.  Assistant  Secretaries  and  Other  officers.  The Board of
Directors may appoint one or more assistant secretaries and one or more assistants to the Treasurer, or one appointee to both such positions, which officers shall have such powers and shall perform such duties as are provided in these Bylaws or as may be assigned to them by the Board of Directors, the Chairman of the Board or the President.


                                      III-6

     Section  4.07.  Action with Respect to  Securities  of Other  Corporations.
Unless otherwise directed by the Board of Directors, the President, or any officer of the Corporation authorized by the President, shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other Corporation.


                                    ARTICLE V
                                      STOCK

     Section 5.01. Certificates of Stock. Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

     Section 5.02. Transfers of Stock. Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 5.06, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefore.

     Section 5.03. Record Dates or Closing of Transfer Books. The Board of Directors may set a record date or direct that the stock transfer books be closed for a stated period for the purpose of making any proper determination with respect to stockholders, including which stockholders are entitled to notice of a meeting, vote at a meeting, receive a dividend, or be allotted other rights. The record date may not be prior to the close of business on the day the record date is fixed nor, subject to Section 1.04, more than 90 days before the date on which the action requiring the determination will be taken; the transfer books may not be closed for a period longer than 20 days; and, in the case of a meeting of stockholders, the record date or the closing of the transfer books shall be at least ten days before the date of the meeting.

     Section 5.04. Stock Ledger. The Corporation shall maintain a stock ledger which contains the name and address of each stockholder and the number of shares of stock of each class which the stockholder holds. The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. The original or a duplicate of the stock ledger shall be kept at the offices of a transfer agent for the particular class of stock or, if none, at the principal executive offices of the Corporation.

     Section 5.05. Certification of Beneficial Owners. The Board of Directors may adopt by resolution a procedure by which a stockholder of the Corporation may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may certify; the purpose for which the certification may be made; the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of a certification which complies with the procedure adopted by the Board of Directors in accordance with this Section, the person specified in the certification is, for the purpose set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

     Section 5.06. Lost Stock Certificates. The Board of Directors of the Corporation may determine the conditions for issuing a new stock certificate in place of one which is alleged to have been lost, stolen, or destroyed, or the Board of Directors may delegate such power to any officer or officers of the Corporation. In their discretion, the Board of Directors or such officer or officers may require the owner of the certificate to give a bond, with sufficient surety, to indemnify the Corporation against any loss or claim arising as a result of the issuance of a new certificate. In their discretion, the Board of Directors or such officer or officers may refuse to issue such new certificate save upon the order of some court having jurisdiction in the premises.


                                      III-7

     Section 5.07. Regulations. The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.


                                   ARTICLE VI

                                     FINANCE


     Section 6.01. Checks, Drafts, Etc. All checks, drafts and orders for the payment of money, notes and other evidences of indebtedness, issued in the name of the Corporation, shall, unless otherwise provided by resolution of the Board of Directors, be signed by the Chairman of the Board, the President, a Vice-President, an Assistant Vice-President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary.

     Section 6.02. Annual Statement of Affairs. The President or chief accounting officer shall prepare annually a full and correct statement of the affairs of the Corporation, to include a balance sheet and a financial statement of operations for the preceding fiscal year. The statement of affairs shall be submitted at the annual meeting of the stockholders and, within 20 days after the meeting, placed on file at the Corporation's principal office.

     Section 6.03. Fiscal Year. The fiscal year of the Corporation shall be the 12 calendar month period ending on June 30th in each year.

     Section 6.04. Dividends. If declared by the Board of Directors at any meeting thereof, the Corporation may pay dividends on its shares in cash, property, or in shares of the capital stock of the Corporation, unless such dividend is contrary to law or to a restriction contained in the Charter.

     Section 6.05. Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by the Board of Directors. Such authority may be general or confined to specific instances.

     Section 6.06. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in any of its duly authorized depositories as the Board of Directors may select.


                                   ARTICLE VII

                                  MISCELLANEOUS

     Section 7.01. Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

     Section 7.02. Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

     Section 7.03. Reliance upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer and agent of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any advisor, accountant, appraiser or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such expert or consultant may also be a director.




                                      III-8

     Section 7.04. Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mail, postage paid, by sending such notice by prepaid telegram or mailgram or by sending such notice by facsimile machine or other electronic transmission. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the Corporation. The time when such notice is received, if hand delivered or dispatched, if delivered through the mail, by telegram or mailgram or by facsimile machine or other electronic transmission, shall be the time of the giving of the notice.

     Section 7.05. Waivers. A written waiver of any notice, signed by a stockholder, director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver.

     Section 7.06. Time Periods. In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded and the day of the event shall be included.


                                  ARTICLE VIII

                                   AMENDMENTS

     The Bylaws of the Corporation may be adopted, amended or repealed as provided in ARTICLE 9 of the Charter.

                                      III-9

                                 REVOCABLE PROXY

                               MSB FINANCIAL, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                December 8, 1998

         The undersigned hereby appoints the Board of Directors of MSB Financial, Inc. (the "Corporation"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held on December 8, 1998 at Schuler's Restaurant, located at 115 South Eagle Street, Marshall, Michigan, at 10:30 A.M. local time, and at any and all adjournments thereof, as follows:



         I. The election of Aart VanElst and John W. Yakimow as directors for a term to expire in the year 2001.

                  Aart VanElst             ------                -------

                  John W. Yakimov          ------                -------
                                             FOR                 WITHHELD


                  Instructions: To vote for all nominees mark the box "FOR" with an "X". To withhold your vote for an individual nominee mark the box "FOR" with an "X" and write the name of the nominee on the line provided below for whom you wish your vote withheld. To withhold your vote as to all nominees mark the box "WITHHELD" with an "X".


II.  Approval and adoption of the Reincorporation Proposal.


                             -----       ------        -------
                              FOR        AGAINST       ABSTAIN

III. The ratification of the appointment of Crowe, Chizek and Company LLP, as independent auditors for the Corporation for the fiscal year ending June 30, 1999.

                             -----       ------        -------
                              FOR        AGAINST       ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

     The Board of Directors recommends a vote "FOR" the listed proposals.



     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     This proxy may be revoked at any time before it is voted by delivering to the Secretary of the Corporation, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Corporation common stock, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation, prior to the execution of this Proxy, of Notice of Annual Meeting, a Proxy Statement dated November 6, 1998 and the Corporation's Annual Report to Shareholders for the fiscal year ended June 30, 1998.


                                        Dated: ________________________




     -------------------------------    -----------------------------------
     PRINT NAME OF SHAREHOLDER          PRINT NAME OF SHAREHOLDER



     -------------------------------    -----------------------------------
     SIGNATURE OF SHAREHOLDER           SIGNATURE OF SHAREHOLDER


     Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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     PLEASE  PROMPTLY  COMPLETE,  DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
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